FS-16

                      FIRSTENERGY NUCLEAR GENERATION CORP.
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2005

                                                                ($ in thousands)
--------------------------------------------------------------------------------
                                     ASSETS
UTILITY PLANT:
  In service                                                       $ 3,131,266
  Less-Accumulated provision for depreciation                        1,304,418
                                                                ---------------
                                                                     1,826,848
                                                                ---------------
  Construction work in progress-
      Electric Plant                                                   322,087
      Nuclear Fuel                                                      33,975
                                                                ---------------
                                                                       356,062
                                                                ---------------
                                                                     2,182,910
                                                                ---------------
OTHER PROPERTY AND INVESTMENTS:
  Nuclear plant decommissioning trusts                               1,065,438
  Long-term notes receivable from associated companies                       -
  Other                                                                  1,782
                                                                ---------------
                                                                     1,067,220
                                                                ---------------
CURRENT ASSETS:
  Cash and cash equivalents                                                  -
  Receivables-
      Associated companies                                               1,325
  Notes receivable from associated companies                            66,028
  Materials and supplies, at average cost                              192,794
  Prepayments and other                                                      -
                                                                ---------------
                                                                       260,147
                                                                ---------------
DEFERRED CHARGES:
  Other                                                                  3,454
                                                                ---------------
                                                                   $ 3,513,731
                                                                ===============

                         CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common stockholder's equity-
      Common stock, no par value, 100 shares
       authorized and outstanding                                    $ 862,911
      Accumulated Other Comprehensive Income                            55,899
      Retained earnings                                                      -
                                                                ---------------
         Total common stockholder's equity                             918,810
  Long-term notes payable to associated companies                    1,522,348
  Long-term debt and other long-term obligations                       167,628
                                                                ---------------
                                                                     2,608,786
                                                                ---------------
CURRENT LIABILITIES:
  Currently payable long-term debt                                      10,300
  Accounts payable-
      Associated companies                                                   -
      Other                                                                  -
  Notes payable to associated companies                                      -
  Accrued taxes                                                            300
  Accrued interest                                                       1,056
  Other                                                                 11,572
                                                                ---------------
                                                                        23,228
                                                                ---------------
NONCURRENT LIABILITIES:
  Accumulated deferred income taxes                                    104,778
  Asset retirement obligation                                          745,622
  Other                                                                 31,317
                                                                ---------------
                                                                       881,717
                                                                ---------------
COMMITMENTS AND CONTINGENCIES
                                                                ---------------
                                                                   $ 3,513,731
                                                                ===============